UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

MP MATERIALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 800 Las Vegas, Nevada 89135	(702) 844-6111
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	MP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 15, 2025, as required by the Registration Rights Agreement (as defined below), MP Materials Corp. (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) solely to register the potential resale by the United States Department of Defense (the “selling securityholder”) of up to 24,521,672 shares of the Company’s common stock that could be issued to the selling securityholder in the event of a conversion of the preferred stock and/or exercise of the warrant issued to the selling securityholder pursuant to the Subscription Agreement and the Transaction Agreement pursuant to the terms thereof, each as described in the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2025. The foregoing description is qualified in its entirety by the terms of the Registration Rights Agreement, dated as of July 10, 2025 (the “Registration Rights Agreement”), between the Company and the selling securityholder.

The filing of the resale prospectus supplement is not itself a sale of securities by the selling securityholder and does not necessarily mean that the selling securityholder will choose to convert or exercise its existing securities into common stock or to sell any such shares of common stock. If any shares of common stock are sold by the selling securityholder, the Company would not receive any proceeds from that sale. No securities will be issued or sold by the Company pursuant to the resale prospectus supplement.

The resale prospectus supplement was filed pursuant to the Company’s automatic “shelf” Registration Statement on Form S-3ASR (File No. 333-285419), previously filed on February 28, 2025 with the SEC. The Company is filing this current report to provide the legal opinion as to the validity of the shares of common stock covered by the resale prospectus supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2025	MP Materials Corp.

	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
General Counsel and Secretary